UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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Tejon Ranch Co.

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Building the Future Investor Presentation APRIL 2025

Safe Harbor Statement Statements in or accompanying this presentation that relate to or are based on plans, projections, expectations, assumptions, future events and results are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” and their variations identify forward-looking statements. Many factors could affect Tejon Ranch Co.’s (“TRC”) actual results, and variances from TRC’s current expectations regarding such factors that could cause actual results to differ materially from those expressed in these forward-looking statements. The potential risks and uncertainties include, but are not limited to, market and economic forces, availability of financing for land development activities, expectations about performance of real estate development projects, competition, and success in obtaining various governmental approvals and entitlements for land development activities. For a detailed description of risks and uncertainties that could cause differences, please refer to TRC’s periodic filings with the Securities and Exchange Commission. TRC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to unduly rely on these forward- looking statements. 2

Table of Contents Executive Summary 1 Value Creation Strategy 2 Corporate Governance 3 Appendices 3

EXECUTIVE SUMMARY

Tejon Ranch: A Unique California Land Asset • One Ranch, One Company: Tejon Ranch Company is a unique public company • We own one asset, the ranch: At 270,000 acres, we are California’s largest privately held contiguous land holding • One singular mission: Maximize the value of our land for long- term shareholder benefit • Our differentiated, competitive advantage: Proven ability to obtain valuable approvals in California’s complex regulatory landscape • Value creation strategy: Create recurring cash flow today, be strategic about timing/capital deployment to reinvest into a transformational upside Increased regulatory barriers of entry into California real estate development creates value with approved (entitled and litigated) real estate projects. 1. EXECUTIVE SUMMARY 5

Vision: Nexus Of Growth

Secular changes in demographics, housing and industrial support Tejon's business strategy

- **Regional Demographic Migration Supports Demand:** Los Angeles County and its population of ~10mm migrates North, the last remaining growth corridor. Furthermore, net migration south from Kern County supports additional growth
  - ➢ *Tejon Ranch in path of population migration*
- **Planned Community Development Offers Key Solution to California's Housing Crisis:** California is undersupplied by an estimated 2.5mm homes according to the California Select Committee on Permitting Reform; TRC plays a key role in solving that shortfall, providing ~35k housing units through its MPC developments
  - ➢ *Sustained long-term demand for Tejon Ranch residential*
- **Rise of Industrial Development:** Tejon Ranch sits in a prime location to service a growing and active region, located adjacent to Interstate 5, California's primary north-south artery. E-commerce requires exponentially more space, and Tejon Ranch's facilities are the hub serving the smaller regional or last mile facilities
  - ➢ *Tejon Ranch in path of industrial growth*


SAN JOAQUIN VALLEY
Bakersfield
Kern
SIERRA NEVADA MOUNTAINS
San Bernardino
90 Miles
San Luis Obispo
Tejon Ranch
HIGH DESERT
Santa Barbara
60 Miles
SANTA MONICA MOUNTAINS
Ventura
30 Miles
Santa Clarita
Los Angeles
SAN GABRIEL MOUNTAINS
Inland Empire
SAN BERNARDINO MOUNTAINS
Los Angeles
SAN JACINTO MOUNTAINS
PACIFIC OCEAN
Riverside
Orange
Ports of Los Angeles and Long Beach

TEJON RANCH

1. EXECUTIVE SUMMARY
6

An Ecosystem Built for Economic Growth

Tejon Ranch's business units are vitally interconnected, generating near-term returns that create long-term value.

- **Farming operations** support long-term water contracts that contribute to the water supply critical for 35k homes.
- **Grazing leases and hunting programs** support the development projects through promotion of environmental stewardship, fire prevention and habitat balance across the ranch.
- **Strategic leasing** - including energy, solar, rights-of-way, and commercial/industrial real estate - monetizes underutilized land while preserving optionality.
- **Tejon Ranch Commerce Center ("TRCC")** cash flows fund investment, planning, permitting and infrastructure needed to advance developments.
- **Each business line serves a dual purpose: generating near-term returns while enabling long-term value creation across our primary asset, the 270,000-acre Ranch.**



Commercial / Industrial
(16% Total Assets)
Resort / Residential
(54% Total Assets)
Mineral Resources
(9% Total Assets)
Ranch Operations
(<1% Total Assets)
Farming Operations
(9% Total Assets)

Interconnectedness Enhances Value of All Segments

Note: Excludes ~10% Corporate Assets.

TEJON RANCH
1. EXECUTIVE SUMMARY
7

Tejon Ranch’s Value Creation Strategy Maximizing Land Value. Monetizing Potential. Illustrative Land Value Creation $30,000 - $1,200,000 / acre • Scale Commercial and Industrial Cash +5 – 10x Flow at TRCC with development that meets the market $1,500 - $10,000 / acre • Monetize Legacy Land Uses and Unentitled Ranch Land Fully Entitled Commerical Retail, Commodity Businesses to Fund Industrial and Residential Land Growth TRCC (Commercial/Industrial): Value Creation Over Time (TRCC cumulative cash flows in $ in millions │Land value over time in $ per sq.ft) $10 • Advance Entitlements for High-Value Land Value Over Time $100 $8 TRCC Cumulative Cash Flows Master Planned Communities (MPCs) $9.00/SF $60 $6 $20 $4 • Activate Residential Development to ($20) $2 Drive Long-Term Cash Flow and $0.57/SF ($60) $0 Increase Net Asset Value 2000 2005 2010 2015 2020 2025 1. EXECUTIVE SUMMARY 8 TRCC Cumulative Cash Flows

TEJON RANCH’S VALUE CREATION STRATEGY

Tejon Ranch is a Master Planned Community Developer • Master Planned Community development is the large-scale planning, zoning and building of an entire community Irvine Ranch Master Planned Community in Southern California – Creation of a mixed-use project that integrates housing, amenities, and commercial space to create a self-sustaining living environment – In this capacity, an MPC developer serves in a quasi-municipal function, conserving, preserving and stewarding the land to enhance value • Business model requires long-term view, and development can take 25+ years • California MPCs must additionally comply with the state’s rigorous environmental reporting and protection laws, including CEQA, and must often overcome litigation • Several successful Southern California MPC's have followed a similar playbook – Irvine Ranch: 93k acres, began in 1977, home to 250K+ residents. Includes residential Rancho Mission Viejo villages, shopping centers, parks, schools and offices of several Fortune 500 companies Master Planned Community in Orange County, California – Rancho Mission Viejo: 23k acre ranch, home to 10K+ residents, broke ground in 2013 following 13-year entitlement and design process – Valencia/Newhall Ranch: 15k acres, up to 21,500 homes, completed first phase in 2019 after 25-year entitlement process and litigation, 11.5mm SF of commercial space, 50 miles of trails, 275 acres of parks and 10k acres of open space, Five Point Holdings • Value of public companies developing MPCs in capital markets is often not accurately reflected until active sales and construction is underway Valencia/Newhall Ranch Master Planned Community in Los Angeles County, California 2. VALUE CREATION STRATEGY 10

We Have Made Significant Progress to Entitle the MPCs

The entitlement process and successful defense against CEQA litigation in California takes time, but we have made substantial progress on activating each of the MPCs

TRCC

- ✓ Adopted Specific Plans and Certified EIRs (TRCC West and TRCC East)
- ✓ Successful Appellate Court Litigation Defense
- ✓ Approved 10 year Development Agreement
- ✓ US Fish and Wildlife Service Permits
- ✓ Parcel Maps
- ✓ Foreign Trade Zone established

Mountain Village

- ✓ Adopted Specific Plan and Certified EIR
- ✓ Approved 30 year Development Agreement
- ✓ Successful Kern County Superior Court Litigation Defense
- ✓ Successful Appellate Court Litigation Defense
- ✓ Successful Federal Court Litigation Defense TUMSHCP[1]
- ✓ CA Department of Fish and Wildlife Permits
- ✓ US Fish and Wildlife Service Permits
- ✓ CA Department of Water Resources Beartrap Turnout Permit
- ✓ US Army Corps of Engineers 404 Permit
- ✓ FEMA Conditional Letter of Map Revision – Floodplain Modification
- ✓ Tentative Tract Map – 752 Dwelling Units
- ✓ Final Tract Map – 401 Dwelling Units
- ✓ Commercial Site Plan – Farm Village Phase 1

Grapevine

- ✓ Adopted Specific Plan and Certified EIR
- ✓ Successful Kern County Superior Court Litigation Defense
- ✓ Approved 30 year Development Agreement

Centennial

- ✓ Approval of Regional Area Plan/Zoning: Antelope Valley Area Plan (AVAP); land uses approved for master plan
- ✓ Adopted Specific Plan and Certified EIR
- ✓ Approved 30 year Development Agreement
- Appellate Court Litigation Defense Ongoing[2]
- SEIR (released for public review)

These milestones have already significantly increased land/asset value by a significant multiple, without these achievements, entitlement and further potential for increased future cash flow cannot happen

TRCC	Mountain Village	Grapevine	Centennial
Activated and Under Development	Activated and Ready to Capitalize and Solicit JV Partners	Activated and Ready to Begin Mapping	Appellate Court Defense Ongoing

(1) Tehachapi Upland Multiple Species Habitat and Conservation Plan
(2) Includes resolution of LA Superior Court's decisions regarding Climate Resolve Settlement Agreement and LA County approval of AVAP

TEJON RANCH
2. VALUE CREATION STRATEGY
11

TRCC – The Premier Rest Stop in California


Existing Development
Future Development
Water/Wastewater Improvements
Sunrise Brands
IKEA
Nestle
Caterpillar
Camping World & Transformco
L'Oreal & Rectorseal
Plant Prefab
Travel Centers of America
Famous Footwear
Golden Touch Imports
Petro Travel Center
Terra Vista
The Outlets
Held by Third Party
Dollar General
Dollar General & P3
IKEA
5

Opportunity: Leverage high traffic location along Interstate 5, the West Coast's primary North-South corridor, to develop best in class real estate

Prime logistics location: 2 hours from Ports of LA/Long Beach and 4 hours from Port of Oakland; near Highway 58 providing key East-West connectivity

TRCC distribution centers can serve over 40 million customers in a single-day truck turn

High traffic: nearly 100,000 vehicle trips per day

Large population capture area: 6.2 million people live within 75 miles

Retail/Commercial

- TA & Petro Travel Plazas, offering professional driver amenities and convenience stores
- Outlets at Tejon with nearly 60 retailers, including Polo, Tommy Hilfiger, Calvin Klein and Nike
- 674,000 sf built, 282,000 sf remaining to develop
- 95% occupied
- World's first Tesla Supercharging Station
- National retailers/commercial tenants including:

Industrial

- 7mm sf of industrial space has been developed, with 11.1mm sf remaining to be developed
- Key Competitive Advantages: superior inbound and outbound logistics for the western US (includes proximity to I-5)/ highly productive labor force / relative low operating cost
- 100% Occupancy
- Distribution centers for large multinationals
- TRCC is Foreign Trade Zone #276, with IKEA as an active user

Residential

- Terra Vista: Phase 1 is set to open in May 2025
- Phase 1 is to include 228 units of 495 approved
- Currently pre-leasing
- Amenities will include hard floors, stainless steel appliances, washer/dryer, 1GB internet, clubhouse pool & fitness, dog park, etc.
- Leverages workforce currently employed at TRCC industrial and retail sites, as well as proximity to Northern Los Angeles. The imminent opening of the Hard Rock Tejon Casino adding another job center close to TRCC.

TEJON RANCH
2. VALUE CREATION STRATEGY
12

From Pioneering Opportunity to Institutional Real Estate • Lengthy entitlement processes and CEQA litigation defense (1997- TRCC: Industrial Land Value Over Time ($ per sq.ft.) 2007) have paved the way for future growth $10 $9.00/SF − Travel Plaza: 2 Years $9 $8 − TRCC-West: 3 Years $7 $6 − TRCC East: 7 Years $5 − Entitlement has only grown more complex, thereby creating even $4 $3 larger barriers to entry in CA $2 $0.57/SF • Since inception, industrial land prices have increased 1,479% $1 $0 • Today, thousands of people are employed at the Commerce Center 2000 2005 2010 2015 2020 2025 • Tejon is successful at execution: Admin member of outlets JV, delivering asset on time, on budget, on vision • Executing Terra Vista apartments on balance sheet without a partner • Prudently leveraged capital through joint ventures − Industrial: Majestic, Dedeaux − Retail: TravelCenters of America, Rockefeller • Opportunistic land sales to end users, including Ikea, Nestle and Caterpillar • Opportunities to increase recurring cash flow over time 2. VALUE CREATION STRATEGY 13

TRCC – Building Stable Long Term Recurring Cash Flow (2) TRCC Cumulative Cash Flows (commercial/industrial) • Cash flows reflect “hockey stick effect” as investments in ($ in mm) start-up period transition to recurring cash flow $120 (1) • Standalone NAV of TRCC of ~$14-20/share exceeds $100 $80 company market cap without including value of other $60 business units or undeveloped land $40 • TRCC has generated $110mm of cash flow from $20 commercial and industrial development to date $0 ($20) • Keys to TRCC's long-term success: ($40) − Tejon owns the vast majority of undeveloped land which 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 allows new supply to be effectively managed (1) Illustrative Impact of TRCC to Net Asset Value (NAV) / Share − In contrast, the Inland Empire, with fractured ownership, $20.11 +132.1x saw speculative supply growth and spiking vacancies − We limit new supply at TRCC which allows us to maintain High end of range low vacancy +96.3x − Future development is based on market demand, avoiding $14.65 Low end of range overbuilding $0.15 (1) TRCC Net Asset Value (NAV) Per Share is a non-GAAP financial measure. Please refer to Appendix for additional information. 2000 2024 (2) TRCC Cumulative Cash Flows includes distributions from commercial and industrial development. 2. VALUE CREATION STRATEGY 14

Replicating The Success of TRCC in Other MPCs Following the success of TRCC, we are in the process of developing our other three MPCs, which will be activated in the coming years Entitlement State + Federal permits Tract/final maps Construction Operations • Obtain necessary permits • Detailed map/ engineering • Obtain permitting • Cash Flow • Create a development from: level designs for: to commence Generating plan − State Department of Fish − Lot layouts construction • Prepare environmental and Wildlife− Grading• Develop impact report − Regional Water Quality − Amenities + infrastructure and • Obtain project approval Control Board infrastructure including real estate from the County Board of − US Army Corps of sewer + water systems Supervisors Engineers Grapevine Mountain Village TRCC North 19,333 units 12,000 units 3,450 units and 750 hotel rooms, 10.1mm sf commercial 5.1mm sf commercial Approved Tentative Tract Map for 752 lots and a Final Map for 401 lots Primary community Primary community serving Northern Los serving Southern Kern 160k sf commercial Angeles County County Primary/second home luxury community Note: CEQA litigation delays development within the state *Currently addressing remaining issues in litigation/entitlement process 2. VALUE CREATION STRATEGY 15

As a Land Developer, We Create Value Over Time through Entitlement and Approval Processes A Raw Land E Construction Entitlement/ Groundbreaking B F Litigation Defense C State & Federal Permits G Homesite Closings D Tract/Final Maps H Home Closings Up Front Investments Lead to Cash Flows in Later Years A B Represents Cumulative Cash Flow Year 25+ C H Year 0 D E F G 2. VALUE CREATION STRATEGY 16

Land Development Process: Adding Value To Land Retail Home Finished Home Purchase Profit Margin Sale Price Homebuilding Custom Lot Sale to Costs A Buyer Custom Lot B Sale Price Additional Profit Homebuilder Margin Purchases Finished Pad Sale Price Profit Margin 5-10x or more Step-up in Value MPC Infrastructure Finished Lots Can Either Be Sold: Master Developer and Amenities A. To Custom Home Buyers on a Improvements A retail basis Entitled Land B. To Homebuilders on a Value B wholesale basis Profit Margin 5-10x or more Step-up in Value Master Developer Entitles Remaining Costs to Entitle Unentitled Ranch Land Value Unentitled Ranch Land Value Entitled Land Finished Pads Finished Home Homebuilding Activities: Tejon Ranch Company Activities: High Margin, Lower Price Higher Price, Low Margin 2. VALUE CREATION STRATEGY 17

Value Creation Through Successful Entitlements

Resources, strategy and expertise in obtaining approvals to transform raw land into a monetizable real estate asset to drive shareholder value

Unentitled ranch land [(1)]

$1,500-10,000/acre

Post Entitlement Developable Land

5-10x or more Step-up in Value

Commercial/retail land

~$260,000 - ~$1.2mm/acre

$6.00 - $27.00 per sq. ft.*

Industrial land

~$390,000/acre

$9.00 per sq. ft.*

Residential land

~$30,000-105,000/acre

Entitled, Unimproved Land

Finished Pads/Lots $770k-2.5mm/acre*

*Prices quoted in the marketplace and dependent on the size of the lot and final use

(1) Range of values includes unentitled ranch land through agricultural land with water contract.

TEJON RANCH

2. VALUE CREATION STRATEGY

18

Fully Entitled, Activated Land Sells at a Premium

Preparing land for development adds significant value, recent comparable examples include:

Unentitled Ranch Land

$1,500 -10,000 per acre



- Limited economic opportunities
- Extremely limited market for sales

Entitled Unimproved Land

$30,308 per acre

Mesa Verde Estates

- Located in Calimesa (Inland Empire)
- Shopoff Realty purchased 1,463 acres in 2021 for $45M for 3,650 residences and 250,000 sf commercial
- 15 years from entitlements through finished homes

$83,333 per acre

WR WILLIAMS RANCH

- Located in Castaic (40 mi from Ranch)
- Williams Homes purchased 497 acres of entitled, unimproved land in 2020 for $36M
- 432 homes
- 13 years from entitlements through finished homes

$105,000 per acre

COTINO A STORYLIVING BY Disney COMMUNITY

- 618-acre, 1,932 unit development in Rancho Mirage, CA
- In 2018, Canadian PE firm purchased unimproved land
- DMB is master developer, licensed with Disney
- 20 years from entitlements through groundbreaking

Entitled Land with Finished Pads/Lots

$770,000 per acre


TERAVALIS

- 37,000-acre development near Phoenix, AZ
- Owned by Howard Hughes Company, with two other investors
- 811 finished lots sold
- 24 years from original concept through groundbreaking

$2,500,000 per acre

Valencia

- 15,000-acre development in Northern LA County
- Developed by FivePoint Holdings
- 493 lots sold on 54.4 acres
- 25 years to complete entitlements and defend litigation

5-10x+ step up in value

5-10x+ step up in value

TEJON RANCH
2. VALUE CREATION STRATEGY
19

CORPORATE GOVERNANCE

Governance: Responsible Board Succession and New CEO have Positioned Tejon Well to Oversee its Strategic Plan 1. TRC deeply values shareholder input. Leadership engages with all shareholders seeking dialogue and has a track record of responsiveness. Last year, the Company met with investors representing approximately 53% of shares outstanding. 2. Shareholder communication has included calls and face-to-face meetings upon request, investor days at the Ranch and enhanced disclosures to provide greater transparency. 3. In 2024, the Board initiated a Board succession planning process culminating in four new directors and the appointment of a new CEO, with extensive industry experience. TRC requested that Bulldog submit Board candidates through Tejon’s formal process, but Bulldog instead filed a proxy 4. With 40% of directors added in the last six months, the refreshed Board brings decades of senior-level experience across banking, finance, law, accounting, and real estate development (many of whom also have experience in the California market). Tejon Nominees Have the Right Experience and Expertise to Oversee Next Phase of Growth 3. CORPORATE GOVERNANCE 21

TRC Features a Shareholder-Friendly Board • Shareholder engagement is an important component of our corporate 90% of directors are independent (9 out of Independence governance program and outreach has included calls and face-to-face 10) meetings upon request, investor days at the Ranch and other communications • Considering the future needs of the business and based on the results of robust shareholder engagement in 2024, the Board initiated a succession planning process culminating in four new directors and the 40% of directors were added in the last 6 Refreshment appointment of a new CEO months (4 out of 10) • These new directors bring decades of senior-level experience across banking, finance, law, accounting, and real estate development (many of whom also have California experience), and can further our commitment to sustainable development and diversified cash flow 20% of directors are either shareholder- Shareholder growth affiliated or were identified by a Representation shareholder (2 out of 10) • Importantly, our Board has significant shareholder representation, our largest shareholder, TowerView, is represented on our Board (Daniel Tisch) 90% of the board has real estate • Board removed classified director terms to be responsive to Industry experience (9 out of 10) shareholder feedback Experience 70% of the board has California-specific • Existing board members in aggregate have significantly higher real estate experience (7 out of 10) economic interest than Bulldog, and higher vested interest in Company's success 3. CORPORATE GOVERNANCE 22

Board Succession Has Been Thoughtful and Deliberate • The Board and Nominating & Corporate Governance Committee (the “Nominating Committee”) began a process to refresh the Board and plan for succession in 2023, which continued throughout 2024 • Board succession planning is part of the company’s disclosed governance framework, and included planning for Board retirements, one of which occurred in 2024 (former Director Stack) and one of which was recently announced (Director Morgan) • Board succession planning included significant shareholder outreach and input, including from the company’s larger investors and evaluation of skillsets needed to enhance the Board’s already robust expertise in core company business sectors • The succession process started well in advance of the 2024 Annual Meeting, and long before the support agreement with Nitor Capital Management • Jeff McCall, Denise Gammon and Ken Yee were identified through Board and Nominating Committee outreach • Mr. Speron was identified through the collaboration and cooperation of Nitor Capital Management, pursuant to a support agreement entered in November 2024 and completed an interview process which included review of Mr. Speron’s qualifications and recommendation by the Nominating Committee to serve on the board 3. CORPORATE GOVERNANCE 23

Robust Board Refreshment Four New Directors Added in Last Six Months by the Company, All Prior to Engagement with Bulldog November 2024 December 2024 Kenneth G. Denise Jeffrey J. Eric H. Yee Gammon McCall Speron Committees: Compensation, Committees: Audit, Compensation Committees: Audit, Nominating Committees: Nominating and Real Estate and Real Estate Audit, Compensation and Real and Real Estate Age: 61 Age: 53 Age: 45 Estate Experience: Experience: Experience: Age: 65 Experience: The new directors bring decades of senior-level experience across banking, finance, law, accounting, and real estate development, further advancing the Company’s commitment to sustainable development and diversified cash flow growth 3. CORPORATE GOVERNANCE 24

Collectively, Our Board Has the Right Combination of Skills & Expertise

Nominees	Real Estate Experience	California-Specific real estate	Years of Relevant Experience	Operating & Investment	Financial	Business Development
Steven A. Betts	Master-planned communities, multi-family and commercial development	Y	40+	Y	Y	Y
Gregory S. Bielli	Master-planned communities, executive leadership, operations	Y	35+	Y	Y	Y
Anthony L. Leggio	Agricultural land, commercial, residential development and investment management	Y	40+	Y	Y	Y
Norman J. Metcalfe	Master-planning and community development	Y	45+	Y	Y	
Daniel R. Tisch *(Largest Ind. Shareholder)*	Commercial and office investment management		40+	Y	Y	
Michael H. Winer	Master-planned communities, multi-family and commercial development and investment management	Y	40+	Y	Y	
Denise Gammon	Master-planned communities and multi-family development	Y	~40	Y	Y	Y
Jeffrey J. McCall	Multi-strategy residential and construction	Y	25+	Y	Y	
Eric H. Speron *(From Shareholder Engagement/Feedback)*			20+	Y	Y	
Kenneth G. Yee	Real estate capital markets, debt placement, and asset-backed transactions	Y	~35	Y	Y	

New Directors added In last six months

TEJON RANCH

3. CORPORATE GOVERNANCE

25

A Successful CEO Transition: Matt Walker Brings Tremendous Relevant Experience For Next Phase of TRC Growth



Gregory Bielli
President and CEO: December 2013 - March 2025
Age: 64
Experience: 35+ years experience in real estate, land acquisition, development, and financing



Matthew (Matt) Walker
President and CEO: April 1, 2025 - Present
Age: 54
Experience: 24+ years' experience as a trained architect working in resort and residential development, residential sales and marketing, master planned community entitlement and development, capital development, joint venture formation as well as resort value add investment and expansion

Lowe is a private real estate company, with 53 years of real estate investment, development and management experience.

The company creates commercial properties, hotel properties, multifamily properties, and retail properties.

Relevant Experience Includes

Sunriver Resort EST. 1968

The Woodlands Resort

Terranea Palos Verdes, CA

Suncadia Resort · Community · Legacy

Spruce Peak Stowe, VT

Wild Dunes

Property Snapshot: SUNCADIA
Location: 83 miles east of Seattle on I-90

2003 Lowe Acquired	**6,300** Acres	**4,378** Total Residences Planned
1,500 Residences Sold to Date	**2** Hotels	**3** Golf Courses



Source: Company Website.

TEJON RANCH
3. CORPORATE GOVERNANCE
26

Governance: Bulldog Lacks Credibility, Analytical Solutions, and Relevant Expertise We Believe Bulldog Has Not Engaged We Believe Bulldog Does Not Have a We Believe Bulldog’s Slate Does Not Have Seriously or Constructively with TRC Credible, or Actionable, Set of Ideas the Requisite Skills to Advance the Interest About Creating Shareholder Value of TRC Shareholders • Andrew Dakos, Managing Member of • Outside of indicating interest for a board • Two of the three nominees work at Bulldog Bulldog, reached out to TRC in February seat, Dakos's only idea has been to • Neither Bulldog nor its three nominees have any 2025. discontinue activity on master planned prior history of operating or managing a land- • Mr. Dakos toured TRC with various members communities in favor of TRCC development company like TRC, with NO land of the executive leadership team• Bulldog failed to provide any detailed development, entitlement, CEQA or land use • Mr. Dakos, for the first time expressed a plans or other means to benefit all litigation experience in CA desire to obtain a board seat shareholders• Bulldog’s third nominee, Aaron Morris, has no • Management invited Mr. Dakos to submit relevant real-estate development experience names and go through Company nominating • Aaron Morris is not independent of Bulldog as process his firm has represented Bulldog in several • Two days later, he sent a letter regarding his litigations intent to nominate three directors • Bulldog has had no subsequent dialogue regarding strategy or operations with the Company The Bulldog nominees have NO land development experience in California, NO real estate operational expertise, NO relevant capital market or financing acumen, and NO project development expertise 3. CORPORATE GOVERNANCE 27

Bulldog’s Assertions on Capital Allocation Conflict With Reality • Bulldog’s assertions suggest it doesn’t understand TRC’s business and the path to value creation – Bulldog Suggests: capital should be used for TRCC and not MPCs – Reality: 85% of 2025 capital investments are already focused on enhancing cash-generating assets (e.g. TRCC). Furthermore, Tejon has reduced discretionary MPC spending by 38% over the past 5 years, now representing less than 6% of total real estate investing activities • Tejon Ranch publicly discloses its capital allocation. Clearly, Bulldog failed to perform due diligence and research into this matter • The Board is already highly focused on capital allocation and strategically directs capital to the highest and best use Source: Company filings. 3. CORPORATE GOVERNANCE 28

MPC Spending Has Been Declining After Entitlements We Have Prudently Invested In Our MPCs As We Work Towards Approvals • Disciplined approach to investments: A portion of investments are nondiscretionary (e.g. taxes), whereas others are discretionary and increase the value of our landholdings • MPC Discretionary Spending has Dropped: Discretionary spending in MPCs has dropped 38% over the past five years, as MPCs have advanced through the entitlement stage of development • MPCs are a Smaller Share of Investing Spend: MPC discretionary spending now represents less than 6% of total real estate investing activities, demonstrating Tejon’s responsible stewardship of shareholder capital • Efficient Staffing: Reduced FTE count from 155 to 82 over 10 years • Prudent Capital Allocation Strategy: Tejon also maintains extremely conservative debt levels (29.5% adjusted debt to market cap) which provide maximum flexibility ($146mm of liquidity as of YE2024) for future capital (1) allocation (1) Adjusted debt to market cap is a non-GAAP financial measure. Please refer to Appendix for additional information. 3. CORPORATE GOVERNANCE 29

The Choice Is Clear: Bulldog Nominees: Wrong Choice for Tejon Ranch Nominees: Right Choice for Shareholders Shareholders Phillip Goldstein Andrew Dakos Aaron Morris Real estate operational 9 out of 10 8 out of 10 X X X experience or MPC Current Directors have Current Directors have experience Relevant Real Estate California-specific California-specific project Experience in master real estate experience X X X development/entitlement planned communities, experience multi-family, commercial, Independent of Bulldog X X X residential areas, banking, Relevant public board and finance X X X experience We Believe Bulldog is the Wrong Choice: • Bulldog lacks the experience or understanding of Tejon’s Business Plan or development fundamentals • Tejon has reduced discretionary MPC spending 38% over 5 years & staffing by nearly 50% over 10 years • Bulldog wants to sacrifice long term compounding value creation for finite short term individual gain • Tejon’s Board has responsibly managed balance sheet with low debt (29.5%) and high liquidity ($146mm) Vote on the White Proxy Card for ALL Tejon Nominees 3. CORPORATE GOVERNANCE 30

CONCLUSION 31

Conclusion • Tejon is transforming raw land into monetizable assets by expertly navigating the lengthy California approval process Developing a • Tejon sits in a prime location to address Northern migration of Los Angeles population and California’s housing shortage, while capitalizing on the rise of the e-commerce sector through industrialization Unique Asset • Tejon’s business units are vitally interconnected • Enhancing value of our assets is our competitive advantage. We have a distinguished track record of entitling land in California. The process takes many years, but there is significant value created Clear Value- • Tejon Ranch Commerce Center (“TRCC”) is our model for future growth, and after 10 years of securing entitlements has now produced $110M of cumulative cash flows cash flows to date for commercial and industrial development Creation Strategy • We are entering the next phase of development, where we harvest the benefits of land entitlement. The best way to generate long term shareholder value is to implement the master plans. We are poised for future success. • Tejon’s Board and Management Team are the right team to maximize long-term shareholder value Strong • The Board is uniquely positioned to oversee the Company’s deliberate long-term strategy Governance • The Board proactively initiated refreshment process, which resulted in appointment of four new directors and a CEO in 2024 • The Board has been responsive to shareholder feedback. The largest shareholder is on the Board and a second director was Record appointed following investor feedback in 2024 • Bulldog has not engaged seriously or constructively with Tejon, and has run a misguided campaign Bulldog’s Views are • Bulldog does not appear to have a credible, or actionable, set of ideas for creating shareholder value Uninformed and • Bulldog’s nominees lack the necessary skills and expertise needed to create value for Tejon’s shareholders − Nominees have NO land development experience in California, NO real estate operations experience NO relevant capital Misguided markets or financing acumen and NO project development expertise Vote on the White Proxy Card for ALL Tejon Nominees 32

APPENDIX

Appendix Table of Contents Master Planned Communities 1 Background to Engagement With Bulldog & Tejon’s Views on Bulldog’s 2 Assertions Executive Compensation 3 Financials & Reconciliations 4 34

MASTER PLANNED COMMUNITIES

Tejon Ranch Addresses California's Housing Shortage

California Housing Market is Structurally Undersupplied with Cumulative Undersupply of ~2.5mm Homes

Tejon Ranch is uniquely positioned to deliver housing to Los Angeles County and Kern County residents through independently positioned master planned communities

Each year the state fails to produce enough new housing which exacerbates affordability issues for California residents

Housing Production and Undersupply Since 2018

(CA Annual New Private Housing Units Completed)



375k
300k
225k
150k
75k
0k
CA Housing Needs: ~315k
Historic Housing Production: ~90k Annual Units
Current Undersupply: ~2.5mm Units
69.9k
76.1k
84.8k
98.3k
99.4k
112.8k
2018
2019
2020
2021
2022
2023

Los Angeles Times

"Fewer people, more homes but an acute housing shortage in California"

September 2023

San Francisco Chronicle

"In this coastal California county, it can take two decades to save up for a home (Los Angeles Co.)"

March 2025

WSJ

"Rebuilding Los Angeles is California's Economic Moment of Truth"

March 2025

Source: U.S. Census Bureau, California Department of Housing and Community Development.

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Tejon Ranch Commerce Center Achievements to Date

Tejon Ranch Commerce Center case is a “gem”* harvested after lengthy entitlement/litigation defense

1 Retail/Outlets

674,000 sf of commercial retail built, with a total 282,000 sf remaining to build.

Investment thesis: Capture highly active I-5 traffic with premier rest stop in California. I-5 has ~20k vehicles exit a day on average

Tenants include Nike, Polo, Tommy Hilfiger

95% Occupancy Rate


GUESS
COACH

2 Industrial

7mm sf of industrial built to date, with 11.1mm sf of remaining entitlement

Investment thesis: Leverage 7mm sf located 2 hours from Port of LA and 4 hours from Port of Oakland on prime N/S corridor with unique ability to distribute goods throughout State

National representation includes IKEA, Caterpillar, Nestle, Famous Footwear, etc.

100% Occupancy Rate



3 Residential

Terra Vista will include up to 495 units, with the first 228 units delivered in 2025

Investment thesis: Provide much needed housing for thousands of workers at TRCC and growing bed base in Bakersfield/Kern County

Opening May 2025



10 years of securing entitlements at TRCC have produced $110 million of cumulative cash flows to date

**The Company’s booming Tejon Ranch Commerce Center, which Bulldog Principal Andrew Dakos called a “gem”, Bakersfield Californian, March 2, 2025*

Land entitled for an additional 1.1mm sf of industrial space was sold to a third party

TRCC Cumulative Cash Flows includes distributions from commercial and industrial development

TEJON RANCH
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One Asset, One Ranch. There is considerable value of our master planned community land. Tejon strongly advocates its long-term value creation strategy of developing the ranch in lieu of selling off individual parcels. While Tejon will always consider opportunities, there are several reasons why a hold and develop strategy is superior to a sell approach: • There is significant value creation in developing finished pads. The process of building infrastructure and amenities and delivering pads to home builders and custom lot builders results in exceptional margins. Selling land now leaves a lot on the table. • Current market conditions are not optimal for master planned community land sales. • Selling unentitled land makes no sense. There is immense potential value in completing the entitlements for Centennial. Given Tejon’s track record, there is no reason to abandon decades of effort. • Selling land is a one-time transaction that doesn’t create recurring cash flow. Tejon’s goal is to create sustainable recurring cash flow for the foreseeable future. Selling off unimproved land does not achieve this. • Land sales proceeds won't accelerate TRCC. TRCC is not capital constrained. TRCC’s development is driven by market forces. Tejon has carefully controlled the undeveloped land at TRCC to develop based on demand, resulting in 100% occupancy of our industrial and 95% occupancy of our retail with almost no competition. • Don’t break up the ranch. There are huge complexities within the ranch in terms of water, land use and existing agreements. By far the most efficient way to harvest the value of the ranch and remain responsible stewards of the land is with Tejon serving as master developer. 38

Investing In Long-Term Mountain Village 3,450 units and 750 hotel rooms, with Strategic Assets approved Tentative Tract Map for 752 lots and a Final Map for 401 lots Tejon Ranch Has A Strong Track Record of 160k sf commercial Obtaining Land Use Approvals and Creating Primary/second home luxury community Cash Flow Producing Assets and Shareholder Value Grapevine 12,000 units • Future MPCs: A robust entitlement process has advanced 5.1mm sf commercial MPC approvals and leveraged Tejon’s expertise Primary community serving Southern Kern County • Cost Vigilance: Tejon has reduced discretionary MPC spending by 38% over the past 5 years, now representing less than 6% of total real estate investing activities Centennial 19,333 units • Value Creation Through Entitlements: Land use approvals 10.1mm sf commercial and successful defense of CEQA litigation have converted Primary community serving unentitled ranch land into highly valuable resources, which Northern Los Angeles County will fuel company’s future growth 39

Residential real estate development Kern County Mountain Village • Location: 70 miles north of Los Angeles off Interstate 5 • Entitlements: 3,450 residential units, 750 hotel keys (guestrooms), 160k sq.ft. of commercial space − Prevailed in state California Environmental Quality Act (CEQA) and federal challenges − First final tract map & commercial site plan approved − Approved tentative tract map for 752 lots and Final Tract Map for 401 lots − 53k initial phase Farm Village commercial center • Positioning: Initially a drive-to second home resort community for Southern Californian market, evolving to mix of primary and second home ownership • Next steps: Having implemented capital preservation after successful entitlements, complete capitalization and solicitation of JV partners and commence development Entitlement State + Federal permits Tract/final Maps Construction Permits Operations Mountain Village 40

Residential real estate development Kern County Grapevine • Location: 30 miles south of Bakersfield • Entitlements: 12,000 residential units/5.1 mm sq. ft. of commercial and industrial development − Successfully defended CEQA challenge with respect to approved Specific Plan − Active in advancing Federal and State permitting − Negotiating with Caltrans on new I-5 freeway interchange • Positioning: Primarily family-oriented and active adult market-rate homes supporting San Joaquin Valley and LA County growth • Next steps: Finalize initial phase site plan and begin mapping process Entitlement State + Federal permits Tract/final Maps Construction Permits Operations Mountain Village 41

Residential real estate development Los Angeles County Centennial • Location: 70 miles north of Los Angeles off SR 138 • Program: 19,333 residential units/10.1mm sq.ft. of commercial space • Positioning: Large-scale residential and mixed-use community to help address region’s housing needs, while embracing sustainability and conservation • Entitlement Status: − The Antelope Valley Area Plan, providing base-level zoning for Centennial, was approved by LA County in 2015 and upheld by the appellate court in 2018 − April 2019 LA County Board of Supervisors approves specific plan and development agreement − Currently addressing remaining issues in litigation/entitlement process Entitlement State + Federal permits Tract/final Maps Construction Permits Operations Mountain Village 42

TBU Company – New Photo SETTING THE RECORD STRAIGHT BACKGROUND TO ENGAGEMENT WITH BULLDOG & TEJON’S VIEWS ON BULLDOG’S ASSERTIONS 43

Our Engagement With Bulldog • Despite the recent Board succession and refreshment, which included adding a director recommended by shareholders, and the appointment of a new CEO, Bulldog Investors nominated three candidates for the 2025 Shareholder Meeting without any credible effort to engage constructively • TRC's good faith efforts to be responsive were met with blatant opportunism by Bulldog’s Managing Partner Andrew Dakos: − Mr. Dakos was engaged by the executive team via phone within days of his initial outreach − Mr. Dakos was granted a tour of operations led by senior executives shortly thereafter − During the tour, he requested a CEO meeting and met with both outgoing and incoming executives, an extraordinary opportunity − After the tour, Mr. Dakos not only endorsed the current development strategy and execution around Tejon Ranch Commerce Center, but suggested that all other projects be discontinued in favor of TRCC − Without any further exchange of ideas, Mr. Dakos disclosed his interest in a board seat 44

Setting the Record Straight on Bulldog's Agenda Bulldog has identified four areas of focus. Here's what you need to know: • Capital allocation − Selling Tejon’s entitled land at Mountain Village is imprudent for many reasons − Walking away from Centennial entitlements is throwing away decades of investment and huge future value − Bulldog has no appreciation for the step in value as a result of obtaining entitlements (5-10x or more) or delivering finished pads (5-10x or more) − Allocating more capital to TRCC is misguided since TRCC’s growth isn’t capital constrained, it’s defined by the market, and our prudent development strategy and control of the remaining land has resulted in 0% industrial vacancy, 95% retail occupancy and a 1,456% increase in land prices − Bulldog hasn’t actually laid out any plan; they have no understanding of the business or its complexity • Executive compensation − New CEO’s transition pay package is aligned with shareholders as it is heavily weighted toward equity with a significant portion of the equity performance-based − Retiring CEO’s actual pay is significantly less than reported pay − All NEO’s have compensation tied to share price appreciation − Have retained third party consultant to help design new long term incentive comp beginning 2026 • Communication and transparency − Increased reporting disclosures with increased transparency − Communicated clear succession plan with CEO which is now complete − Implemented clear succession plan with board which resulted in 4 new board members with real estate experience − Hiring of Nicholas (Nick) Ortiz as Senior Vice President, Corporate Communications and Public Affairs to improve market outreach and communications • Excessive expenses − Discretionary MPC costs reduced 38% over last 5 years, and from 20% of real estate investing activities to 6% − FTE count reduced nearly 50% over past 10 years 45

Our Concerns with Bulldog Nominees

Adding Bulldog Nominees to the Board Risks Significant Disruption to Planning and Execution

Nominee	Experience	Public Boards Served On
 Phillip Goldstein	• Age: 80 • Managing Partner of Bulldog Investors, LLP • Experience in closed-end mutual fund space. No land-management or operating business experience • No specific management experience of real estate in California	• Special Opportunities Fund • Total Return Securities Fund • BNY Mellon Municipal Income • High Income Securities Fund • The Mexico Equity & Income Fund • Serves on five mutual fund company boards • Likely to be considered over-boarded according to BlackRock and Vanguard voting guidelines
 Andrew Dakos	• Age: 59 • Managing Partner of Bulldog Investors, LLP • Experience focus instead of exclusivelyy in closed-end mutual fund space. No land-management, or operating business experience • No specific management experience of real estate in California	• Special Opportunities Fund • Total Return Securities Fund • BNY Mellon Municipal Income • High Income Securities Fund • Serves on four mutual fund company boards
 Aaron T. Morris	• Age: 38 • Co-founder and Partner of Morris Kandinov LLP • Experience in real estate is more litigation-focused than management experience • No specific management experience of real estate in California • Morris Kandinov represented Bulldog Investors in several litigations and hence, in our view, should be considered as affiliated with Bulldog (see appendix for details)	• None

We believe Bulldog has a short-term focus, which can kill long-term value creation in real estate

Lack of experience and misguided approach likely to disrupt continued execution of value-creating strategy

Lack of familiarity with California regulations and real-estate development could be a drag on overall progress, especially as it pertains to TRCC and MPC developments

TEJON RANCH

46

Aaron Morris is NOT Independent of Bulldog Investors Source: Press Releases. 47

Aaron Morris Has NO Relevant Experience and His Firm Represented Bulldog Investors in Litigation 48

We Question the Motivation Behind Nominating Aaron Morris, Who Has a History of Litigating for Bulldog 49

The Downside Impact of Cumulative Voting

Support for Bulldog Would Likely Have Unintended Consequences

1 Potential election of unqualified Bulldog nominee(s)

- Cumulative voting was designed to amplify the voice of shareholders by allowing minority holders to aggregate votes for a single qualified director
- Bulldog's nominees are not qualified to serve on our board and lack requisite real estate development experience and familiarity with the California market; the end result could be the election of unqualified directors to the Board
- TRC's shareholder engagement and succession planning efforts have been extremely productive resulting in significant change already in the last 6 months:
  - 40% of the Board is comprised of directors having joined the Board in November and December of 2024 (including a shareholder recommended director)
  - In April 2025, Matt Walker assumed the CEO role, with former CEO agreeing to remain on the Board for continuity and support
- Supporting an opportunistic shareholder who only bought into the stock in September 2024, and whose interests are clearly short-term, will jeopardize the long-term value creation associated with our strategic plan

2 Outsized Influence and Representation Disproportionate with Ownership

- Candidates elected through concentrated bloc voting may not represent broader shareholder interests
- Unequal representation gives outsized influence to special interest group(s) who may dominate disproportionately

3 Complexity and Voter Confusion

- The Company's proxy has provided extensive instructions and examples of how cumulative voting will work to allow shareholders to be fully informed on how to cast their vote
- Comparatively, Bulldog's proxy lacks clarity, information and examples of how cumulative voting works or how they will cumulate votes
  - Cumulative voting is extremely rare
    - More than 97% of the companies in the S&P 500 do not employ cumulative voting
- Increases the cognitive burden on voters
  - If a beneficial owner (who does not have access to ProxyEdge) wishes to cumulate its vote, that shareholder would have to request a "legal proxy" and vote by ballot at the annual meeting
- Can result in lower turnout or invalid proxies

TEJON RANCH

50

EXECUTIVE Executive Compensation COMPENSATION 51

Executive Compensation – Core Pay Program Design Balanced program that reinforces pay for performance and shareholder alignment Core Executive Pay Program Overview Key Leadership Transitions: Pay Positioning and Peer Group ▪ Target competitive pay mix and levels vs. comparable public companies Tejon has been planning for a CEO transition in ▪ Peers are real estate companies based on business activities, revenues, and market caps recent years and related pay approaches have ▪ Pay levels consider experience, company impact, and performance differed somewhat from the core Annual Cash Incentives ▪ Pay for performance, with a significant portion of total compensation to be ▪ Adjusted EBITDA achievement Gregory Bielli’s pay program was shortened to performance-based, balancing short-, mid-, and long-term performance. Reflect ▪ Short-term milestones corporate objectives financial, strategic, and individual performance align with his direct contribution period ▪ Individual performance objectives Matt Walker’s pay program as go-forward CEO is Long-Term Incentives (LTI) performance-based, long-term oriented, and ▪ 2023 – 2025 Development Milestones consistent with the key principles of Tejon’s pay ▪ Price-Vested Units (require absolute TSR growth to be earned from 2025-2027) strategy ▪ Time-Vested RSUs with 3-year annual vesting 52

Recent And Go-Forward Pay Program Structures

Targeted Pay Approaches with Leadership Transition

2023
- CEO and COO (Bielli and Lyda) contemplate retirements, formal plans not defined

2024
- Gregory Bielli announces formal retirement as of end of 2024
- Transitional pay strategy

2025
- Matt Walker joins as President and COO, transitioning to CEO on March 31

2026 and Beyond
- To define new pay strategies, maintaining alignment to principles

Annual Cash Incentives

2023	2024	2025	2026 and Beyond
• Adjusted EBITDA • Short-term milestones • Individual performance	• Adjusted EBITDA • Short-term milestones • Individual performance	• Adjusted EBITDA • Short-term milestones • Individual performance	• Financial and strategic metrics • Details TBD

Long-Term Incentives (LTI)

Broader Leadership Team

2023 – 2025 Milestone-Based PSUs

Annual Price-Vested Unit Grants

Annual RSU Grants

CEO Awards During Transition Period

2023
- No Milestone-Based PSUs (received $600k cash award)
- **2023 Price-Vested Units (not earned)**
- RSU Grants

2024
- Milestone PSUs (2/3 not earned)
- 2024 Price-Vested Units (not earned)
- RSU Grants
- **55% of target grant value earned**

2025
- **G. Bielli:** Base salary, Cash bonus (based on pr-rata portion of target annual cash incentive), No LTI awards
- **M. Walker:** Initial new hire CEO awards
- 2025 Milestone PSUs with 3-year vest if earned (50% of annual weight)
- RSUs (3-year vest, 50% of annual)
- Sign-on RSUs and PSUs

Long-Term Incentives
- PSUs at 50% or greater of target award for at least the CEO
- RSUs with 3-year vesting
- Details TBD

TEJON RANCH

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2024 CEO Reported Compensation Exceeds What Was Actually Earned Actual 2024 CEO Pay is Lower As Earned As Reported The grant date fair value of equity awards with performance conditions includes the estimated With CEO Bielli’s retirement at the end of March 2025, his 2024 equity compensation was 3 1 probable outcome of the performance condition. structured to reflect the short remaining duration in his tenure as CEO; actual equity awards earned in 2024 were 55% of target. Grant Date Fair Value of Equity Actual Value of Equity That estimated value for performance-based equity flows through to the 2 reported Summary Compensation Table. Summary Compensation Table CEO Total Actual Pay was significantly lower than Total Reported Pay for 2024. 4 Pro Forma Summary Compensation Table Non-Equity Change in Stock Incentive Pension All Name and Principal Position Year Salary Bonus Awards Plan Value Other Total Gregory S. Bielli 2024 824,000– 1,831,362 1,171,396– 16,022 3,842,780 Total Actual Pay Total Reported Pay 3,842,780 5,414,528 54 54

FINANCIALS & RECONCILIATIONS

Recent Total Shareholder Return In-Line With Peers 30.7% Total Shareholder Return Total Shareholder Return 1-Year 3-Year 5-Year (Pre-Covid)* Tejon Ranch 6.5% (9.2%) 1.0% Land Companies (Median) 6.8% (12.2%) (6.0%) Proxy Peers (Median) 10.3% (12.1%) 4.0% Russell 2000 (1.0%) 3.9% 30.7% 10.3% 6.8% 6.5% 4.0% 3.9% 1.0% (1.0%) (6.0%) (9.2%) (12.1%) (12.2%) 1-Year 3-Year 5-Year Source: Factset. Data as of March 27, 2025 (1-day before filing of preliminary proxy statement by Bulldog). Note: Land Peers based companies with similar business model and market cap between $200 million and $1.2 billion. Includes: ALCO, ALEX, FOR, FPH *5-Year TSR based on the starting date of Feb 19, 2020. 56

Analyst's View of TRC And The Board

We like his [Matt Walker, CEO] apparently strong real estate background.

The substantial need for industrial, commercial and residential space near TRC's land -- likely heightened by the upcoming opening of the nearby Hard Rock Hotel & Casino Tejon -- underscores the attractiveness of TRC's property, in our view.

View recently named directors as a positive
Among the most significant recent steps the company has taken, we believe, have been the addition of four new members to its board. Denise Gammon, Kenneth Yee, Jeff McCall and Eric Speron will serve as directors on the Tejon Ranch board of directors. They have extensive board experience, including with companies involved in the real estate space, as well as in finance, law, accounting and real estate development.

... we are optimistic that recent actions by the company could signal TRC's improved commitment to monetizing its asset portfolio and delivering value to shareholders.

DEMAND FOR INDUSTRIAL / WAREHOUSE SPACE – TRCC ATTRACTIVE DISTRIBUTION HUB
TRC also has had a strong recent track record of pre-leasing planned new industrial space even before construction has begun. We believe this reflects the strength of market demand and the strategic location and building amenities at the TRCC, including access to a solid labor pool, according to management. For instance, Sunrise Brands, a California-based producer, distributor and retailer of branded (such as Rebecca Minkoff) and private-label apparel, leased an entire building before it was built. During construction, Sunrise took temporary space at TRCC and once it vacated the temporary space and relocated to the new 446,400 square foot building in January 2024, TRC signed a new lease for that 240,000 square feet of space that Sunrise had occupied with RectorSeal, a manufacturer and distributor of industrial components. After a land sale, construction also began on a new distribution facility for Nestlé USA that will total more than 700,000 square feet at TRCC east.

HIGH DEMAND FOR RESIDENTIAL UNITS
On the residential front, there is a severe statewide shortage of residential property, which is likely only to be exacerbated by the opening of the nearby Hard Rock Hotel & Casino Tejon.

TRC is the only major area close to Los Angeles where infrastructure is possible and one of the few real estate development companies with scale.

Source: Zacks Investment Research dated February 13, 2025.

TEJON RANCH

57

Conservative Balance Sheet with Significant Liquidity TRC maintains a conservative balance sheet with the right capital markets tools that provide liquidity to be opportunistic and flexible • Total capitalization and low leverage. Including pro rata share (“PRS”) of unconsolidated joint venture (“UJV”) debt, total ($ in millions) 2024 2023 2022 2021 market capitalization at year end 2024 was $605.4mm, consisting of $426.5mm of equity market capitalization and Cash and Marketable Securities $53.7 $64.5 $72.6 $47.2 $178.9mm of debt, for an adjusted debt to total market (1) capitalization of 29.5% . • High Liquidity. At year end 2024, cash and securities totaled $53.7mm with availability on the credit facility of $93.1mm for Total Assets 608.0 577.5 566.8 546.0 total liquidity of $146.8 million. 2017 Rights Offering, which is a mechanism the company has used to raise additional liquidity, was 2.5x oversubscribed. (1,2) • Low net debt to adjusted EBITDA . The ratio of total debt, Total Debt 66.9 47.9 49.9 52.6 including PRS of UJV debt, net of cash and marketable securities, including PRS of UJV cash and marketable securities (“Net Debt”), of $113.9mm, to 12/31/2024 adjusted EBITDA of $23.4mm was 4.9x. Shareholders' Equity 473.6 467.7 462.2 441.1 • Unencumbered balance sheet. No secured debt provides ultimate flexibility with assets. Source: 2024 & 2022 Form 10-K. (1) Adjusted Debt, Net Debt, and Net Debt to Adjusted EBITDA are non-GAAP measures that we present because we believe they provide useful information regarding our liquidity, capital structure, and ability to service our debt. Please refer to Appendix for additional information. (2) Adjusted EBITDA is a non-GAAP financial measure. Please refer to Appendix for additional information. 58

Operating Segment Revenue Revenues ($ in millions) : 2024 2023 2022 2021 Real estate - commercial/ industrial $23.4 $18.6 $48.3 $28.7 (Incl Joint Ventures) Mineral resources $10.2 $14.5 $21.6 $21.0 Farming $13.9 $14.0 $13.0 $11.0 Ranch operations $5.2 $4.5 $4.1 $4.1 Investment/ Gain $2.3 $2.6 $0.6 $0.1 Total Revenues $55.0 $54.2 $87.6 $64.9 Net Income $2.7 $3.3 $15.8 $5.3 Source: 2024 & 2023 Form 10-K. 59

Non-GAAP Adjusted EBITDA Reconciliation ($ in thousands) 2024 2023 2022 2021 Net income $2,688 $3,265 $15,810 $5,342 Net Income (loss) attributed to non-controlling interest (2) -- 2 (6) Interest, net Consolidated, interest income (2,273) (2,557) (634) (57) Our share of interest expense from unconsolidated joint ventures 6,165 4,879 2,974 1,708 Total interest, net 3,892 2,322 2,340 1,651 Income taxes 976 2,323 7,393 3,821 Depreciation and amortization Consolidated 4,885 4,806 4,628 4,594 Our share of depreciation and amortization from unconsolidated joint ventures 6,753 5,418 4,618 4,639 Total depreciation and amortization 11,638 10,224 9,246 9,233 EBITDA 19,196 18,134 34,787 20,053 Stock compensation expense 4,182 3,252 2,877 4,271 Asset abandonment charges -- -- -- -- Adjusted EBITDA $23,378 $21,386 $37,664 $24,324 Data source: Company data. 60

Non-GAAP Net Debt / Adjusted EBITDA Reconciliation GAAP Reconciliations Non-GAAP Reconciliations As of December 31, 2024 ($ in millions) 2024 As of December 31, 2024 ($ in millions) 2024 Net Debt (GAAP) Debt TRC Debt $66.94 Pro Rata Share of JV Debt $111.91 Less: TRC Cash and Marketable Securities (53.71) TRC Debt 66.94 Net Debt (GAAP) $13.24 Total Adjusted Debt (Non-GAAP) $178.85 Net Income 2.69 Cash and Marketable Securities Net Debt/Net Income (GAAP) 4.9x Pro Rata Share of JV Cash and Marketable Securities $11.20 TRC Cash and Marketable Securities 53.71 Total Adjusted Cash and Marketable Securities (Non-GAAP) $64.91 Net Debt (Non-GAAP) Total Adjusted Debt (Non-GAAP) $178.85 Less: Total Adjusted Cash and Marketable Securities (Non-GAAP) (64.91) Net Debt (Non-GAAP) $113.95 Adjusted EBITDA (Non-GAAP) 23.38 Net Debt/Adjusted EBITDA (Non-GAAP) 4.9x Data source: Company data. 61

Additional Information and Where to Find It Tejon has filed a definitive proxy statement on Schedule 14A and WHITE proxy card with the SEC in connection with its solicitation of proxies for its 2025 Annual Meeting of Shareholders. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY TEJON AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents Tejon files with the SEC free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed by Tejon are also available free of charge by accessing Tejon’s website at www.tejonranch.com. Participants Tejon, its directors, certain of its executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Tejon. The identity of individual participants and information about their direct and indirect interests in the solicitation is available in Tejon’s definitive proxy statement filed with the SEC on April 3, 2025 under “Supplemental Information Regarding Participants in the Solicitation” in Appendix A, which is available free of charge at the SEC’s website at www.sec.gov. Non-GAAP Financial Measures Adjusted EBITDA: We use Adjusted EBITDA to assess the performance of our core operations, for financial and operational decision making, and as a supplemental or additional means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as EBITDA (earnings before interest, taxes, depreciation, and amortization), excluding stock compensation expense. We believe Adjusted EBITDA provides investors relevant and useful information because it permits investors to view income from our operations on an unleveraged basis, before the effects of taxes, depreciation and amortization, and stock compensation expense. By excluding interest expense and income, EBITDA and Adjusted EBITDA allow investors to measure our performance independent of our capital structure and indebtedness and, therefore, allow for a more meaningful comparison of our performance to that of other companies, both in the real estate industry and in other industries. We believe that excluding charges related to share-based compensation facilitates a comparison of our operations across periods and among other companies without the variances caused by different valuation methodologies, the volatility of the expense (which depends on market forces outside our control), and the assumptions and the variety of award types that a company can use. Quantitative reconciliation of historical measures of Adjusted EBITDA to net income, which is the most directly comparable GAAP measure, is provided on a previous slide. TRCC Net Asset Value (NAV) Per Share: The inputs used in calculating NAV are derived from publicly available disclosures and third-party market data. Tejon Ranch Co.’s share of depreciation and interest expense for unconsolidated joint ventures, as disclosed in the Company’s SEC filings, was used to estimate Net Operating Income (“NOI”) attributable to its 50/50 joint ventures, excluding the TA/Petro investments. Cap rates applied to the NOI are based on average market rates for industrial and retail assets published in the most recent PwC Real Estate Investor Survey. Land value assumptions, including the $1,500 per acre estimate, reflect legacy benchmarks historically applied to quality grazing land. Due to the aggregation of NOI for outlet and industrial assets in the disclosures, a uniform cap rate was applied across both asset types for valuation purposes. We believe TTRCC NAV Per Share is useful to shareholders because it illustrates the current value of our strategic assets, and management uses this measure to evaluate contribution of TRCC relative to overall company NAV. Other companies may calculate NAV and measures associated with it differently. We do not believe there is a directly comparable GAAP measure to TRCC NAV Per Share. Net Debt / Adjusted EBITDA: We use Net Debt / Adjusted EBITDA as a non-GAAP financial measure to evaluate our capital structure and ability to service our debt. Management believes this ratio provides useful insight into leverage trends and capital efficiency. Net debt includes TRC debt and the company’s pro rata share of debt held at unconsolidated joint ventures, offset by consolidated and pro rata cash. Adjusted EBITDA is used as a proxy for core operating performance. There is no directly comparable GAAP measure to Net Debt; a reconciliation is provided above. 62